Exhibit 99.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of September 16, 2019, is entered into by and among H. Lundbeck A/S, a Danish aktieselskab (“Parent”), Violet Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”), and each of the individuals or entities set forth on Schedule A (each, a “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Parent, Purchaser and Alder BioPharmaceuticals, Inc., a Delaware corporation (the “Company”), together with Lundbeck LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (“Payor”), are entering into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended pursuant to the terms thereof, the “Merger Agreement”), which provides, among other things, for Purchaser to commence an offer to purchase any (subject to the Minimum Condition and the other conditions to the offer set forth in the Merger Agreement) and all of the issued and outstanding shares of Company Common Stock and, promptly after consummation of the offer, to merge with and into the Company in accordance with Section 251(h) of the DGCL, upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date of this Agreement, each Stockholder owns beneficially or is the record holder and beneficial owner of the number of shares of Company Common Stock and Class A-1 Convertible Preferred Stock set forth opposite such Stockholder’s name on Schedule A (all such shares of Company Common Stock and Class A-1 Convertible Preferred Stock set forth on Schedule A next to the Stockholder’s name, the “Existing Shares”), and such Existing Shares, together with any shares of Company Common Stock or Class A-1 Convertible Preferred Stock or any other securities of the Company, including the Company Warrant and the Convertible Senior Notes, that are hereafter issued to or otherwise directly or indirectly acquired by any Stockholder prior to the termination of this Agreement, including any shares of Company Common Stock or Class A-1 Convertible Preferred Stock acquired by such Stockholder (a) upon the exercise of Company Options after the date hereof, the conversion of any shares of Class A-1 Convertible Preferred Stock or the exercise of, if outstanding, the Company Warrant, (b) in accordance with the terms of any awards under any of the Company Equity Plans, including any Company RSUs or Company PSUs, (c) upon the conversion or exchange of any Company capital stock or the Convertible Senior Notes or (d) by means of any purchase, dividend, distribution, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction, in one or a series of related transactions, of or by the Company or otherwise, being referred to collectively herein as the “Subject Shares;” and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and as an inducement and in consideration for Parent, Payor and Purchaser to enter into the Merger Agreement, each Stockholder, severally and not jointly, and on such Stockholder’s own account with respect to the Subject Shares, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

1.1 Agreement to Tender. Subject to the terms of this Agreement, each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Existing Shares and any other Subject Shares that become issued and outstanding after the date of this Agreement (such shares, collectively, “Tender Shares”) pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances (as defined below) except for Permitted Encumbrances (as defined below). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) business days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer with respect to any Tender Shares acquired prior to such tenth (10th) business day and within two (2) business days of acquisition of any other Tender Shares, each Stockholder shall deliver or cause to be delivered pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Tender Shares complying with the terms of the Offer, (b) a certificate representing all such Tender Shares that are certificated or, in the case of a book-entry share of any uncertificated Tender Shares, written instructions to such Stockholder’s broker, dealer or other nominee that such Tender Shares be tendered, including a reference to this Agreement, and requesting delivery of an “agent’s message” (or such other evidence, if any, of transfer as the Depository Agent may reasonably request), and (c) all other documents or instruments reasonably required to be delivered by other Company stockholders pursuant to the terms of the Offer. Each Stockholder agrees that, once any of such Stockholder’s Tender Shares are tendered, such Stockholder will not withdraw or will cause not to be withdrawn such Tender Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2. For clarity, no Stockholder shall be required, for purposes of this Agreement, to exercise any unexercised Company Options or the Company Warrant or convert any shares of Class A-1 Convertible Preferred Stock held by such Stockholder.

1.2 Agreement to Vote. Subject to the terms of this Agreement, each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to be voted thereon (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) for the adoption of the Merger Agreement, in the event any vote or consent of the stockholders of the Company is required to adopt the Merger Agreement, approve the Merger or otherwise approve any of the Transactions, (ii) against any action or agreement that is intended or would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement, or result in any of the conditions set forth in Section 7 or Annex I of the Merger Agreement not being satisfied on or before the End Date; (iii) against any change in the Board of Directors of the Company; (iv) against any Acquisition Proposal; (v) against any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger); (vi) against any sale, lease, license or transfer of a material amount of the business or assets (including

Intellectual Property Rights and capital stock of Subsidiaries of the Company) of any Acquired Corporation or any reorganization, recapitalization or liquidation of any Acquired Corporation; (vii) against any change in the present authorized capitalization of the Company or any amendment or other change to the Company’s certificate of incorporation, bylaws and any other charter and organizational documents, including any amendment that would authorize any additional shares or classes of shares of capital stock or change in any manner the rights and privileges, including voting rights, of any class of the Company’s capital stock; (viii) against any other plan, proposal, arrangement, action, agreement or transaction involving any Acquired Corporation that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer, the Merger or the other Transactions; and (ix) against any commitment or agreement to take any action inconsistent with any of the preceding clauses (i) through (viii).

1.3 Irrevocable Proxy. For so long as this Agreement has not been validly terminated in accordance with its terms, each Stockholder hereby irrevocably appoints Parent (and any Person or Persons designated by Parent) as its attorney-in-fact and proxy with full power of substitution and re-substitution, to the full extent of such Stockholder’s voting rights with respect to all such Stockholder’s Subject Shares (which proxy is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Stockholder) and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote (or issue instructions to the record holder to vote), and to execute (or issue instructions to the record holder to execute) written consents with respect to, all such Stockholder’s Subject Shares in accordance with the provisions of Section 1.2. This proxy is coupled with an interest, was given to secure the obligations of such Stockholder under Section 1.2, was given in consideration of and as an additional inducement of Parent and Purchaser to enter into the Merger Agreement and shall be irrevocable, and such Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein and hereby revokes any proxy previously granted by such Stockholder with respect to the Subject Shares. Such proxy shall not be terminated by operation of any Legal Requirement or upon the occurrence of any other event other than upon the valid termination of this Agreement in accordance with its terms, at which time such proxy shall automatically terminate. Parent may terminate this proxy with respect to a Stockholder at any time at its sole election by written notice provided to such Stockholder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants, on its own account with respect to such Stockholder’s Subject Shares, to Parent and Purchaser as to such Stockholder on a several basis, that:

2.1 Authorization; Binding Agreement. If such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing (where such concept is recognized) under the laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder, and such Stockholder has requisite entity power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has requisite legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent and

Purchaser, constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, a spousal consent substantially in the form attached as Exhibit A hereto has been duly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent and Purchaser, is enforceable against such Stockholder’s spouse in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

2.2 Non-Contravention. Neither the execution, delivery and performance of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation, bylaws or any other similar charter or organizational documents of such Stockholder, (b) require any Consent or permit of, or filing with or notification to, any Governmental Body on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, the “Securities Act”), the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any Consent or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Encumbrance of any kind on any Subject Shares of such Stockholder (other than one created by Parent or Purchaser), or (e) violate any order, writ, injunction, decree, statute, rule or regulation or Legal Requirement applicable to such Stockholder or by which any of its Subject Shares are bound, except as would not, in the case of each of clause (c), (d) and (e), reasonably be expected to, individually or in the aggregate, materially impair such Stockholder’s ability to timely perform its obligations under this Agreement. No trust of which the Stockholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

2.3 Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is the beneficial owner or the beneficial owner and record holder of all such Stockholder’s Subject Shares and has good and marketable title to all such Subject Shares free and clear of any Encumbrances whatsoever in respect of such Subject Shares, except for (a) any such Encumbrance that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities law and (b) community property interests under applicable Legal Requirements ((a) and (b), collectively, “Permitted Encumbrances”). The Existing Shares listed on Schedule A opposite such Stockholder’s name are the only shares of Company Common Stock owned beneficially or of record and beneficially by such Stockholder as of the date hereof. Other than the Subject Shares and any shares of Company Common Stock issuable upon conversion of the Convertible Senior Notes, as of the date hereof, such Stockholder does not own, beneficially or of record, any shares of Company

Common Stock, Company Options or any other options to purchase or rights to subscribe for or otherwise acquire, directly or indirectly, any capital stock or other securities of any Acquired Corporation and has no interest in or voting rights with respect to any capital stock or other securities of any Acquired Corporation.

2.4 Power. Such Stockholder has full voting power with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein, full power to demand appraisal rights (to the extent such rights are available) and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other Contract with respect to the voting of such Subject Shares, except pursuant to this Agreement.

2.5 Reliance. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6 Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the actual knowledge of such Stockholder, threatened in writing against, such Stockholder or any of such Stockholder’s properties or assets (including any Subject Shares) that would or would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7 No Brokers or Advisors. No broker, investment banker, financial advisor or other person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Parent and Purchaser represent and warrant to the Stockholders that:

3.1 Organization and Qualification. Each of Parent and Purchaser is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its organization.

3.2 Authority for this Agreement. Each of Parent and Purchaser has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Purchaser have been duly and validly authorized by all necessary entity action on the part of each of Parent and Purchaser, and no other entity proceedings on the part of Parent and Purchaser are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Purchaser and, assuming the due authorization, execution and delivery by the Stockholder, constitutes a legal, valid and binding obligation of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the termination of this Agreement:

4.1 No Transfer; No Inconsistent Arrangements. Except as provided hereunder, from and after the date hereof and until this Agreement is terminated, such Stockholder shall not, directly or indirectly, (a) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of such Stockholder’s Subject Shares, (b) transfer, sell (including short sell), assign, gift, hedge, pledge, grant a participation interest in, hypothecate or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or any legal or beneficial or other interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement, understanding or arrangement with respect to any of such Stockholder’s Subject Shares, or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder in any material respect or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect in any material respect. Any action taken in violation of the foregoing sentence shall be null and void ab initio. Each Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement. Notwithstanding the foregoing, any Stockholder may Transfer Subject Shares (i) if an entity, to any Affiliate of such Stockholder, or (ii) if a natural person, (A) to any member of such Stockholder’s immediate family, (B) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family, (C) by will or under the laws of intestacy upon the death of such Stockholder, (D) to a charitable organization, or (E) to any other Stockholder as a gift or otherwise; provided that any such transfer referred to in clauses (i) or (ii)(A) through (C) shall be permitted only if the transferee shall have executed and delivered to Parent and Purchaser, a joinder to this Agreement, in a form reasonably acceptable to Parent and Purchaser and delivering such executed joinder to Parent and Purchaser as soon as practicable after such transfer, pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement. If any involuntary Transfer of any of such Stockholder’s Subject Shares in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall, subject to applicable Legal Requirements, take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with its terms. Notwithstanding the foregoing, such Stockholder may make Transfers of its Subject Shares as Parent may agree in writing in its sole discretion.

4.2 No Exercise of Appraisal Rights. Such Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise in connection with the Merger.

4.3 Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement, the transactions contemplated hereby, the Merger Agreement, the Offer, the Merger or the other Transactions without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), except as may be required by applicable Legal Requirement (provided that reasonable notice of any such disclosure will be provided to Parent). Such Stockholder consents to and hereby authorizes Parent and Purchaser to publish and disclose in all documents and schedules, including any Offer Documents, filed with the SEC, and any press release or other disclosure document that Parent or Purchaser reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement, the nature of such Stockholder’s commitments and obligations under this Agreement and any other information that Parent reasonably determines is required to be disclosed by Legal Requirement, and such Stockholder acknowledges that Parent and Purchaser may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. Such Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4 Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities.

4.5 Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against the Company, Parent, Purchaser or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the acceptance of the Offer or the Closing) or (b) alleging a breach of any duty of the Board of Directors of the Company in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby, but excluding any such claim involving a breach by Parent or Purchaser of its obligations under the Merger Agreement.

4.6 Notices of Certain Events. Each Stockholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Stockholder set forth in Article II.

4.7 Termination of Certain Stockholder Agreements. To the extent a Stockholder is party to any Contract set forth on Schedule B hereto, such Stockholder agrees that, upon the delivery of written notice of termination by the Company to such Stockholder, such Stockholder consents to the termination of each such Contract set forth on Schedule B, effective as of the Offer Acceptance Time, without the requirement of any further action by such Stockholder and without any further liability or obligation of such Stockholder or the Company.

ARTICLE V

MISCELLANEOUS

5.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) upon receipt, if delivered personally, (b) two (2) business days after deposit in the mail, if sent by registered or certified mail, (c) on the next business day after deposit with an overnight courier, if sent by overnight courier, (d) upon transmission and confirmation of receipt, if sent by facsimile or email transmission prior to 6:00 p.m., local time, in the place of receipt, or (e) on the next business day following transmission and confirmation of receipt, if sent by facsimile or email transmission after 6:00 p.m., local time, in the place of receipt; provided that the notice or other communication is sent to the address, facsimile number or email address set forth (i) if to Parent or Purchaser, to the address, facsimile number or e-mail address set forth in Section 9.9 of the Merger Agreement and (ii) if to a Stockholder, to such Stockholder’s address, facsimile number or email address set forth on a signature page hereto, or to such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to each other party hereto.

5.2 Termination. This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry without the prior written consent of the Stockholder into any amendment, waiver or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in: (i) a decrease in the face value, or a change in the form, of the Offer Price, provided that for the avoidance of doubt, any revisions to the CVR Agreement requested by the rights agent thereunder that are not, individually or in the aggregate, detrimental to any CVR holder shall not constitute a change in the form of the Offer Price under this clause (i), (ii) an extension of the End Date (other than in accordance with the terms of the Merger Agreement) or (iii) the imposition of conditions to the Offer other than those set forth in Section 7 of, or Annex I to, the Merger Agreement, (e) the mutual written consent of Parent and such Stockholder, or (f) the termination of this Agreement by written notice from Parent to the Stockholders. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided that (A) nothing set forth in this Section 5.2 shall relieve any party from liability for any willful breach of this Agreement or fraud, (B) the provisions of this Article V shall survive any termination of this Agreement and (C) Section 4.7 shall survive the termination of this Agreement pursuant to Section 5.2(b). For the avoidance of doubt, this Agreement shall not terminate upon a Company Adverse Change Recommendation.

5.3 Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4 Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger is consummated.

5.5 Entire Agreement; Assignment. This Agreement, together with Schedule A, Exhibit A and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement shall not be assigned by any party (including by operation of law, by merger or otherwise) without the prior written consent of (a) Parent and Purchaser, in the case of an assignment by a Stockholder, and (b) the Stockholders, in the case of an assignment by Parent or Purchaser; provided that Parent or Purchaser may assign any of their respective rights and obligations to one or more Affiliates at any time, but no such assignment shall relieve Parent or Purchaser, as the case may be, of its obligations hereunder.

5.6 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur in the event that any Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent and Purchaser shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Any and all remedies herein expressly conferred upon Parent and Purchaser will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Legal Requirement or equity upon Parent or Purchaser, and the exercise by Parent or Purchaser of any one remedy will not preclude the exercise of any other remedy. No bond, indemnity or other security shall be required to be provided in connection with any action seeking an injunction or injunctions pursuant to this Section 5.6.

5.7 Jurisdiction; Waiver of Jury Trial.

(a) Each Stockholder (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court. Each Stockholder irrevocably and unconditionally waives any objection to the laying of venue of any Legal Proceeding arising out of this Agreement or the transactions contemplated hereby in the chancery courts of the State of Delaware or in any Federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Legal Proceeding brought in any such court has been brought in an inconvenient forum. Each Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section 5.1 shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(b) EACH STOCKHOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF PARENT OR PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PARENT OR PURCHASER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH STOCKHOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH STOCKHOLDER MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH STOCKHOLDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.8 Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5.9 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.10 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except that, as of the Offer Acceptance Time, this Agreement shall be deemed to be for the additional benefit of the Company and the Surviving Corporation and shall be enforceable by each thereafter.

5.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

5.12 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

5.13 Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

5.14 Further Assurances. Each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Legal Requirements, to perform its obligations under this Agreement, including, upon request of the Company or the Surviving Corporation, to execute all further documents and instruments reasonably necessary, proper or advisable to effect the intent of Section 4.7 to the extent applicable to such Stockholder.

5.15 Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company, or in the exercise of his or her fiduciary duties as a director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

5.16 Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the termination of this Agreement in accordance with its terms.

5.17 No Agreement Until Executed. This Agreement shall not be effective unless and until (a) the Merger Agreement is executed by all parties thereto and (b) this Agreement is executed by all parties hereto.

5.18 Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder.

5.19 Definitions. All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement. For purposes of this Agreement:

(a) “Agreement” has the meaning set forth in the Preamble.

(b) “beneficially” and “beneficial” (and any cognates thereof) have the correspondent meaning set forth in Rule 13d-3 under the Exchange Act.

(c) “Class A-1 Convertible Preferred Stock” means the preferred stock, $0.0001 par value per share, of the Company designated as Class A-1 Convertible Preferred Stock pursuant to the Certificate of Designation of Preferences, Rights and Limitations as filed with the Secretary of State of the State of Delaware on January 7, 2018.

(d) “Company” has the meaning set forth in the Recitals.

(e) “Company Common Stock” means the common stock, $0.0001 par value per share, of the Company.

(f) “Company Options” means all compensatory options to purchase shares of Company Common Stock.

(g) “Company Warrant” means the warrant to purchase Class A-1 Convertible Preferred Stock issuable by the Company at least five (5) business days prior to the Effective Time (provided that the Effective Time occurs on or before January 9, 2020), pursuant to the Preferred Stock Purchase Agreement;

(h) “Consent” means any approval, consent, ratification, permission, waiver or authorization.

(i) “Contract” means any written or oral binding agreement, contract, subcontract, lease, understanding, instrument, bond, debenture, loan, credit agreement, note, option, warrant, license, sublicense, commitment or undertaking.

(j) “Encumbrance” means any lien, pledge, claim, option, hypothecation, community property interest, charge, mortgage, security interest, encumbrance right of first refusal, preemptive right or similar restriction of any nature (including any restriction on the voting of any capital stock, ordinary shares, other equity interest or other security, any restriction on the transfer of any of thereof or any other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and together with the rules and regulations promulgated thereunder.

(l) “Existing Shares” has the meaning set forth in the Recitals.

(m) “Governmental Body” means any (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization, unit or body and any court, arbitrator or other tribunal.

(n) “Legal Requirement” means any federal, state, local, municipal, foreign or other law, statute, constitution, resolution, ordinance, common law, code, edict, decree, rule, regulation, directive, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of NASDAQ or another stock exchange).

(o) “Merger Agreement” has the meaning set forth in the Recitals.

(p) “Parent” has the meaning set forth in the Preamble.

(q) “Payor” has the meaning set forth in the Recitals.

(r) “Permitted Encumbrance” has the meaning set forth in Section 2.3.

(s) “Preferred Stock Purchase Agreement” means the Preferred Stock Purchase Agreement, dated as of January 7, 2018, by and between the Company and the buyers set forth on Exhibit A thereto.

(t) “Purchaser” has the meaning set forth in the Preamble.

(u) “Securities Act” has the meaning set forth in Section 2.2.

(v) “Stockholder” has the meaning set forth in the Preamble.

(w) “Subject Shares” has the meaning set forth in the Recitals.

(x) “Tender Shares” has the meaning set forth in Section 1.1.

(y) “Transfer” has the meaning set forth in Section 4.1.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

The parties hereto are executing this Agreement on the date set forth in the preamble to this Agreement.

H. Lundbeck A/S

By:	/s/ Deborah Dunsire
Name: Deborah Dunsire
Title: Chief Executive Officer

VIOLET ACQUISITION CORP.

By:	/s/ Peter Anastasiou
Name:	Peter Anastasiou
Title:	President

[Signature Page to Tender and Support Agreement]

REDMILE CAPITAL FUND, LP

By: Redmile Group, LLC, its investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

REDMILE CAPITAL OFFSHORE II MASTER FUND, LTD.

By: Redmile Group, LLC, its investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

REDMILE CAPITAL OFFSHORE FUND (ERISA), LTD.

By: Redmile Group, LLC, its investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

REDMILE CAPITAL OFFSHORE MASTER FUND, LTD.

By: Redmile Group, LLC, its investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

REDMILE STRATEGIC MASTER FUND, LP

By: Redmile Group, LLC, its investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

SEPARATELY MANAGED ACCOUNT

By: Redmile Group, LLC, investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

MAP 20 SEGREGATED PORTFOLIO, A SEGREGATED PORTFOLIO OF LMA SPC

By: Redmile Group, LLC, investment manager

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

P REDMILE LTD.

By: Redmile Group, LLC, investment manager

By:	/s/ Jeremy Green
	Name:	Jeremy Green
	Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

RAF, L.P.

By: RAF GP, LLC, its general partner

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Manager

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

REDMILE GROUP, LLC

By:	/s/ Jeremy Green
Name:	Jeremy Green
Title:	Managing Member

Address:

c/o Redmile Group, LLC
One Letterman Drive, Suite D3-300
The Presidio, San Francisco, CA 94129

[Signature Page to Tender and Support Agreement]

A. BRUCE MONTGOMERY, M.D.

By:	/s/ A. Bruce Montgomery, M.D.
Title:	Director

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

CLAY B. SIEGALL, PH.D.

By:	/s/ Clay B. Siegall, Ph.D.
Title:	Director

Address:	11804 North Creek Parkway
South Bothell, WA

[Signature Page to Tender and Support Agreement]

ERIN LAVELLE

By:	/s/ Erin Lavelle
Title:	Chief Operating Officer

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

HEATHER PRESTON, M.D.

By:	/s/ Heather Preston, M.D.
Title:	Director

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

JAMES B. BUCHER, J.D.

By:	/s/ James B. Bucher, J.D.
Title:	Executive Vice President and General Counsel

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

JEREMY C. GREEN

By:	/s/ Jeremy C. Green
Title:	Director

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

PAUL CARTER

By:	/s/ Paul Carter
Title:	Director

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

PAUL CLEVELAND

By:	/s/ Paul Cleveland
Title:	Chairman of Board of Directors

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

ROBERT AZELBY, MBA

By:	/s/ Robert Azelby, MBA
Title:	President, Chief Executive Officer, and Director

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

WENDY YARNO

By:	/s/ Wendy Yarno
Title:	Director

Address:	11804 North Creek Parkway South Bothell, WA

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Number of Shares of Company Common Stock	Number of Shares of Class A-1 Convertible Preferred Stock	Number of Shares of Company Common Stock Underlying Company Options
Redmile Capital Fund, LP	1,441,199	50,099	—
Redmile Capital Offshore II Master Fund, Ltd.	262,671	148,671	—
Redmile Capital Offshore Fund (ERISA), Ltd.	262,321	8,167	—
Redmile Capital Offshore Master Fund, Ltd.	3,324,754	102,365	—
Redmile Strategic Master Fund, LP	47,400	121,329	—
Separately Managed Account	2,143,630	277,655	—
Map 20 Segregated Portfolio, a segregated portfolio of LMA SPC	492,128	—	—
P Redmile Ltd.	270,793	—	—
RAF, L.P.	—	71,490	—
A. Bruce Montgomery, M.D.	9,628	—	105,666
Clay B. Siegall, Ph.D.	31,714	—	105,665
Erin Lavelle	4,408	—	450,000
Heather Preston, M.D.	—	—	36,350
James B. Bucher, J.D.	11,154	—	455,000
Jeremy C. Green / Redmile Group, LLC	—	—	67,500
Paul Carter	—	—	97,500
Paul Cleveland	—	—	182,500
Robert Azelby, MBA	—	—	1,655,000
Wendy Yarno	5,000	—	82,500

Schedule B

Specified Agreements for Termination

•	The Preferred Stock Purchase Agreement

•

The Amended and Restated Investors’ Rights Agreement, dated as of April 16, 2012, by and among the Company and certain of its stockholders, as amended by Amendment No. 1 to the Amended and Restated Investors’ Rights Agreement, dated as of April 7, 2014, by and among the Company and certain of its stockholders

•	The Registration Rights Agreement by and between the Company and the buyers listed on the Schedule of Buyers thereto, dated January 12, 2018

•

The Common Stock Purchase Agreement, dated February 26, 2019, by and among the Company, Redmile Capital Fund, LP, Redmile Capital Offshore Fund, Ltd., MAP 20 Segregated Portfolio, a Segregated Portfolio of LMA SPC and Redmile Capital Offshore Fund (ERISA), Ltd.

•	The Registration Rights Agreement by and between the Company and the buyers listed on the Schedule of Buyers thereto, dated March 4, 2019

EXHIBIT A

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of Stockholder and that the undersigned is familiar with the terms of the Tender and Support Agreement (the “Agreement”), entered into as of September 16, 2019, by and among H. Lundbeck A/S, a Danish aktieselskab (“Parent”), Violet Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Parent, (“Purchaser”), the undersigned’s spouse (the “Stockholder”) and each of the other individuals or entities set forth on Schedule A thereto. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned hereby agrees that the interest of Stockholder in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by Stockholder. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes Stockholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by Stockholder shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated:	SPOUSE:

Signature:

Print name: